                    General American Life Insurance Company

                               Power of Attorney

                                 Lisa M. Weber
    Chairman of the Board, President and Chief Executive Officer; Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Chairman of the Board, President and Chief Executive Officer and Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed in the attached Appendix A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of April, 2006.


                                                  /s/ Lisa M. Weber
                                                  ------------------------------
                                                  Lisa M. Weber

APPENDIX A

Paragon Life Insurance Company

Separate Account A of Paragon Life                (CIK No. 0000824725)

Name                 SEC File No Issuer & Sep. Acct.    Form        Notes
----                 ----------- -------------------  -------- ----------------
Group America Plus    033-27242  Paragon Life &       Form S-6 Great-wested
50405 Group &                    Separate Account A            2002
Individual VL                    811-05382

AFIS 50406 Group &    033-18341                       Form N-6 Group & Individ.
Individual VL

Separate Account B of Paragon Life                (CIK No. 0000897956)

Scudder Direct 50407,  033-75778 Paragon Life &       Form N-6 Group & Individ.
Multi Manager Direct             Separate Account B
50452, Multi Manager             811-07534
II 50453

Scudder Commission     033-58796                      Form N-6 Group & Individ.
50407, Multi Manager
Commission 50451,
Morgan Stanley 50450,
Putnam 50455, MFS
50456, Multi Manager
Aon 50457

Separate Account C of Paragon Life                (CIK No. 0000911375)

Fidelity Direct 50408  033-67970 Paragon Life &       Form N-6 Group & Individ.
Group & Individual VL            Separate Account C
                                 811-07982

Fidelity Comission     033-75776                      Form N-6 Group & Individ.
50413 Group &
Individual VL

Separate Account D of Paragon Life                (CIK No. 0001046407)

Joint Survivor VUL     333-80393 Paragon Life &       Form S-6 Great-wested
50415 (JSVUL)                    Separate Account D            2002
                                 811-08385

Individual VL 50414    333-36515                      Form N-6 Great-wested,
(IVUL)                                                         last pro 5/1/03

                    General American Life Insurance Company

                               Power of Attorney

                              Michael K. Farrell
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed in the attached Appendix A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of April, 2006.


                                                  /s/ Michael K. Farrell
                                                  ------------------------------
                                                  Michael K. Farrell

APPENDIX A

Paragon Life Insurance Company

Separate Account A of Paragon Life                (CIK No. 0000824725)

Name                 SEC File No Issuer & Sep. Acct.    Form        Notes
----                 ----------- -------------------  -------- ----------------
Group America Plus    033-27242  Paragon Life &       Form S-6 Great-wested
50405 Group &                    Separate Account A            2002
Individual VL                    811-05382

AFIS 50406 Group &    033-18341                       Form N-6 Group & Individ.
Individual VL

Separate Account B of Paragon Life                (CIK No. 0000897956)

Scudder Direct 50407,  033-75778 Paragon Life &       Form N-6 Group & Individ.
Multi Manager Direct             Separate Account B
50452, Multi Manager             811-07534
II 50453

Scudder Commission     033-58796                      Form N-6 Group & Individ.
50407, Multi Manager
Commission 50451,
Morgan Stanley 50450,
Putnam 50455, MFS
50456, Multi Manager
Aon 50457

Separate Account C of Paragon Life                (CIK No. 0000911375)

Fidelity Direct 50408  033-67970 Paragon Life &       Form N-6 Group & Individ.
Group & Individual VL            Separate Account C
                                 811-07982

Fidelity Comission     033-75776                      Form N-6 Group & Individ.
50413 Group &
Individual VL

Separate Account D of Paragon Life                (CIK No. 0001046407)


Joint Survivor VUL     333-80393 Paragon Life &       Form S-6 Great-wested
50415 (JSVUL)                    Separate Account D            2002
                                 811-08385

Individual VL 50414    333-36515                      Form N-6 Great-wested,
(IVUL)                                                         last pro 5/1/03

                    General American Life Insurance Company

                               Power of Attorney

                             Leland C. Launer, Jr.
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed in the attached Appendix A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of April, 2006.


                                                  /s/ Leland C. Launer, Jr.
                                                  ------------------------------
                                                  Leland C. Launer, Jr.

APPENDIX A

Paragon Life Insurance Company

Separate Account A of Paragon Life                 (CIK No.0000824725)

Name                 SEC File No Issuer & Sep. Acct.    Form        Notes
----                 ----------- -------------------  -------- ----------------
Group America Plus    033-27242  Paragon Life &       Form S-6 Great-wested
50405 Group &                    Separate Account A            2002
Individual VL                    811-05382

AFIS 50406 Group &    033-18341                       Form N-6 Group & Individ.
Individual VL

Separate Account B of Paragon Life                (CIK No. 0000897956)


Scudder Direct 50407,  033-75778 Paragon Life &       Form N-6 Group & Individ.
Multi Manager Direct             Separate Account B
50452, Multi Manager             811-07534
II 50453

Scudder Commission     033-58796                      Form N-6 Group & Individ.
50407, Multi Manager
Commission 50451,
Morgan Stanley 50450,
Putnam 50455, MFS
50456, Multi Manager
Aon 50457

Separate Account C of Paragon Life                (CIK No. 0000911375)


Fidelity Direct 50408  033-67970 Paragon Life &       Form N-6 Group & Individ.
Group & Individual VL            Separate Account C
                                 811-07982

Fidelity Comission     033-75776                      Form N-6 Group & Individ.
50413 Group &
Individual VL

Separate Account D of Paragon Life                (CIK No. 0001046407)


Joint Survivor VUL     333-80393 Paragon Life &       Form S-6 Great-wested
50415 (JSVUL)                    Separate Account D            2002
                                 811-08385

Individual VL 50414    333-36515                      Form N-6 Great-wested,
(IVUL)                                                         last pro 5/1/03

                    General American Life Insurance Company

                               Power of Attorney

                               James L. Lipscomb
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed in the attached Appendix A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of April, 2006.


                                                  /s/ James L. Lipscomb
                                                  ------------------------------
                                                  James L. Lipscomb

APPENDIX A

Paragon Life Insurance Company

Separate Account A of Paragon Life                (CIK No. 0000824725)

Name                 SEC File No Issuer & Sep. Acct.    Form        Notes
----                 ----------- -------------------  -------- ----------------
Group America Plus    033-27242  Paragon Life &       Form S-6 Great-wested
50405 Group &                    Separate Account A            2002
Individual VL                    811-05382

AFIS 50406 Group &    033-18341                       Form N-6 Group & Individ.
Individual VL

Separate Account B of Paragon Life                (CIK No. 0000897956)


Scudder Direct 50407,  033-75778 Paragon Life &       Form N-6 Group & Individ.
Multi Manager Direct             Separate Account B
50452, Multi Manager             811-07534
II 50453

Scudder Commission     033-58796                      Form N-6 Group & Individ.
50407, Multi Manager
Commission 50451,
Morgan Stanley 50450,
Putnam 50455, MFS
50456, Multi Manager
Aon 50457

Separate Account C of Paragon Life                (CIK No. 0000911375)


Fidelity Direct 50408  033-67970 Paragon Life &       Form N-6 Group & Individ.
Group & Individual VL            Separate Account C
                                 811-07982

Fidelity Comission     033-75776                      Form N-6 Group & Individ.
50413 Group &
Individual VL

Separate Account D of Paragon Life                (CIK No. 0001046407)


Joint Survivor VUL     333-80393 Paragon Life &       Form S-6 Great-wested
50415 (JSVUL)                    Separate Account D            2002
                                 811-08385

Individual VL 50414    333-36515                      Form N-6 Great-wested,
(IVUL)                                                         last pro 5/1/03

                    General American Life Insurance Company

                               Power of Attorney

                               Hugh C. McHaffie
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed in the attached Appendix A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of April, 2006.


                                                  /s/ Hugh C. McHaffie
                                                  ------------------------------
                                                  Hugh C. McHaffie

APPENDIX A

Paragon Life Insurance Company

Separate Account A of Paragon Life                (CIK No. 0000824725)

Name                 SEC File No Issuer & Sep. Acct.    Form        Notes
----                 ----------- -------------------  -------- ----------------
Group America Plus    033-27242  Paragon Life &       Form S-6 Great-wested
50405 Group &                    Separate Account A            2002
Individual VL                    811-05382

AFIS 50406 Group &    033-18341                       Form N-6 Group & Individ.
Individual VL

Separate Account B of Paragon Life                (CIK No. 0000897956)


Scudder Direct 50407,  033-75778 Paragon Life &       Form N-6 Group & Individ.
Multi Manager Direct             Separate Account B
50452, Multi Manager             811-07534
II 50453

Scudder Commission     033-58796                      Form N-6 Group & Individ.
50407, Multi Manager
Commission 50451,
Morgan Stanley 50450,
Putnam 50455, MFS
50456, Multi Manager
Aon 50457

Separate Account C of Paragon Life                (CIK No. 0000911375)


Fidelity Direct 50408  033-67970 Paragon Life &       Form N-6 Group & Individ.
Group & Individual VL            Separate Account C
                                 811-07982

Fidelity Comission     033-75776                      Form N-6 Group & Individ.
50413 Group &
Individual VL

Separate Account D of Paragon Life                (CIK No. 0001046407)


Joint Survivor VUL     333-80393 Paragon Life &       Form S-6 Great-wested
50415 (JSVUL)                    Separate Account D            2002
                                 811-08385

Individual VL 50414    333-36515                      Form N-6 Great-wested,
(IVUL)                                                         last pro 5/1/03

                    General American Life Insurance Company

                               Power of Attorney

                               Catherine A. Rein
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed in the attached Appendix A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of April, 2006.


                                                  /s/ Catherine A. Rein
                                                  ------------------------------
                                                  Catherine A. Rein

APPENDIX A

Paragon Life Insurance Company

Separate Account A of Paragon Life                (CIK No. 0000824725)

Name                 SEC File No Issuer & Sep. Acct.    Form        Notes
----                 ----------- -------------------  -------- ----------------
Group America Plus    033-27242  Paragon Life &       Form S-6 Great-wested
50405 Group &                    Separate Account A            2002
Individual VL                    811-05382

AFIS 50406 Group &    033-18341                       Form N-6 Group & Individ.
Individual VL

Separate Account B of Paragon Life                (CIK No. 0000897956)


Scudder Direct 50407,  033-75778 Paragon Life &       Form N-6 Group & Individ.
Multi Manager Direct             Separate Account B
50452, Multi Manager             811-07534
II 50453

Scudder Commission     033-58796                      Form N-6 Group & Individ.
50407, Multi Manager
Commission 50451,
Morgan Stanley 50450,
Putnam 50455, MFS
50456, Multi Manager
Aon 50457

Separate Account C of Paragon Life                (CIK No. 0000911375)


Fidelity Direct 50408  033-67970 Paragon Life &       Form N-6 Group & Individ.
Group & Individual VL            Separate Account C
                                 811-07982

Fidelity Comission     033-75776                      Form N-6 Group & Individ.
50413 Group &
Individual VL

Separate Account D of Paragon Life                (CIK No. 0001046407)


Joint Survivor VUL     333-80393 Paragon Life &       Form S-6 Great-wested
50415 (JSVUL)                    Separate Account D            2002
                                 811-08385

Individual VL 50414    333-36515                      Form N-6 Great-wested,
(IVUL)                                                         last pro 5/1/03

                    General American Life Insurance Company

                               Power of Attorney

                               Stanley J. Talbi
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed in the attached Appendix A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of April, 2006.


                                                  /s/ Stanley J. Talbi
                                                  ------------------------------
                                                  Stanley J. Talbi

APPENDIX A

Paragon Life Insurance Company

Separate Account A of Paragon Life                (CIK No. 0000824725)

Name                 SEC File No Issuer & Sep. Acct.    Form        Notes
----                 ----------- -------------------  -------- ----------------
Group America Plus    033-27242  Paragon Life &       Form S-6 Great-wested
50405 Group &                    Separate Account A            2002
Individual VL                    811-05382

AFIS 50406 Group &    033-18341                       Form N-6 Group & Individ.
Individual VL

Separate Account B of Paragon Life                (CIK No. 0000897956)


Scudder Direct 50407,  033-75778 Paragon Life &       Form N-6 Group & Individ.
Multi Manager Direct             Separate Account B
50452, Multi Manager             811-07534
II 50453

Scudder Commission     033-58796                      Form N-6 Group & Individ.
50407, Multi Manager
Commission 50451,
Morgan Stanley 50450,
Putnam 50455, MFS
50456, Multi Manager
Aon 50457

Separate Account C of Paragon Life                (CIK No. 0000911375)


Fidelity Direct 50408  033-67970 Paragon Life &       Form N-6 Group & Individ.
Group & Individual VL            Separate Account C
                                 811-07982

Fidelity Comission     033-75776                      Form N-6 Group & Individ.
50413 Group &
Individual VL

Separate Account D of Paragon Life                (CIK No. 0001046407)


Joint Survivor VUL     333-80393 Paragon Life &       Form S-6 Great-wested
50415 (JSVUL)                    Separate Account D            2002
                                 811-08385

Individual VL 50414    333-36515                      Form N-6 Great-wested,
(IVUL)                                                         last pro 5/1/03

                    General American Life Insurance Company

                               Power of Attorney

                               Michael J. Vietri
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed in the attached Appendix A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of April, 2006.


                                                  /s/ Michael J. Vietri
                                                  ------------------------------
                                                  Michael J. Vietri

APPENDIX A

Paragon Life Insurance Company

Separate Account A of Paragon Life                (CIK No. 0000824725)

Name                 SEC File No Issuer & Sep. Acct.    Form        Notes
----                 ----------- -------------------  -------- ----------------
Group America Plus    033-27242  Paragon Life &       Form S-6 Great-wested
50405 Group &                    Separate Account A            2002
Individual VL                    811-05382

AFIS 50406 Group &    033-18341                       Form N-6 Group & Individ.
Individual VL

Separate Account B of Paragon Life                (CIK No. 0000897956)


Scudder Direct 50407,  033-75778 Paragon Life &       Form N-6 Group & Individ.
Multi Manager Direct             Separate Account B
50452, Multi Manager             811-07534
II 50453

Scudder Commission     033-58796                      Form N-6 Group & Individ.
50407, Multi Manager
Commission 50451,
Morgan Stanley 50450,
Putnam 50455, MFS
50456, Multi Manager
Aon 50457

Separate Account C of Paragon Life                (CIK No. 0000911375)


Fidelity Direct 50408  033-67970 Paragon Life &       Form N-6 Group & Individ.
Group & Individual VL            Separate Account C
                                 811-07982

Fidelity Comission     033-75776                      Form N-6 Group & Individ.
50413 Group &
Individual VL

Separate Account D of Paragon Life                (CIK No. 0001046407)


Joint Survivor VUL     333-80393 Paragon Life &       Form S-6 Great-wested
50415 (JSVUL)                    Separate Account D            2002
                                 811-08385

Individual VL 50414    333-36515                      Form N-6 Great-wested,
(IVUL)                                                         last pro 5/1/03

                    General American Life Insurance Company

                               Power of Attorney

                              William J. Wheeler
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed in the attached Appendix A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of April, 2006.


                                                  /s/ William J. Wheeler
                                                  ------------------------------
                                                  William J. Wheeler

APPENDIX A

Paragon Life Insurance Company

Separate Account A of Paragon Life                (CIK No. 0000824725)

Name                 SEC File No Issuer & Sep. Acct.    Form        Notes
----                 ----------- -------------------  -------- ----------------
Group America Plus    033-27242  Paragon Life &       Form S-6 Great-wested
50405 Group &                    Separate Account A            2002
Individual VL                    811-05382

AFIS 50406 Group &    033-18341                       Form N-6 Group & Individ.
Individual VL

Separate Account B of Paragon Life                (CIK No. 0000897956)


Scudder Direct 50407,  033-75778 Paragon Life &       Form N-6 Group & Individ.
Multi Manager Direct             Separate Account B
50452, Multi Manager             811-07534
II 50453

Scudder Commission     033-58796                      Form N-6 Group & Individ.
50407, Multi Manager
Commission 50451,
Morgan Stanley 50450,
Putnam 50455, MFS
50456, Multi Manager
Aon 50457

Separate Account C of Paragon Life                (CIK No. 0000911375)


Fidelity Direct 50408  033-67970 Paragon Life &       Form N-6 Group & Individ.
Group & Individual VL            Separate Account C
                                 811-07982

Fidelity Comission     033-75776                      Form N-6 Group & Individ.
50413 Group &
Individual VL

Separate Account D of Paragon Life                (CIK No. 0001046407)


Joint Survivor VUL     333-80393 Paragon Life &       Form S-6 Great-wested
50415 (JSVUL)                    Separate Account D            2002
                                 811-08385

Individual VL 50414    333-36515                      Form N-6 Great-wested,
(IVUL)                                                         last pro 5/1/03

                    General American Life Insurance Company

                               Power of Attorney

                             Anthony J. Williamson
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed in the attached Appendix A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of April, 2006.


                                                  /s/ Anthony J. Williamson
                                                  ------------------------------
                                                  Anthony J. Williamson

APPENDIX A

Paragon Life Insurance Company

Separate Account A of Paragon Life                (CIK No. 0000824725)

Name                 SEC File No Issuer & Sep. Acct.    Form        Notes
----                 ----------- -------------------  -------- ----------------
Group America Plus    033-27242  Paragon Life &       Form S-6 Great-wested
50405 Group &                    Separate Account A            2002
Individual VL                    811-05382

AFIS 50406 Group &    033-18341                       Form N-6 Group & Individ.
Individual VL

Separate Account B of Paragon Life                (CIK No. 0000897956)


Scudder Direct 50407,  033-75778 Paragon Life &       Form N-6 Group & Individ.
Multi Manager Direct             Separate Account B
50452, Multi Manager             811-07534
II 50453

Scudder Commission     033-58796                      Form N-6 Group & Individ.
50407, Multi Manager
Commission 50451,
Morgan Stanley 50450,
Putnam 50455, MFS
50456, Multi Manager
Aon 50457

Separate Account C of Paragon Life                (CIK No. 0000911375)


Fidelity Direct 50408  033-67970 Paragon Life &       Form N-6 Group & Individ.
Group & Individual VL            Separate Account C
                                 811-07982

Fidelity Comission     033-75776                      Form N-6 Group & Individ.
50413 Group &
Individual VL

Separate Account D of Paragon Life                (CIK No. 0001046407)


Joint Survivor VUL     333-80393 Paragon Life &       Form S-6 Great-wested
50415 (JSVUL)                    Separate Account D            2002
                                 811-08385

Individual VL 50414    333-36515                      Form N-6 Great-wested,
(IVUL)                                                         last pro 5/1/03

                    General American Life Insurance Company

                               Power of Attorney

                           Joseph J. Prochaska, Jr.
              Senior Vice President and Chief Accounting Officer

   KNOW ALL MEN BY THESE PRESENTS, that I, Senior Vice President and Chief Accounting Officer of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed in the attached Appendix A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of April, 2006.


                                                  /s/ Joseph J. Prochaska, Jr.
                                                  ------------------------------
                                                  Joseph J. Prochaska, Jr.

APPENDIX A

Paragon Life Insurance Company

Separate Account A of Paragon Life                (CIK No. 0000824725)

Name                 SEC File No Issuer & Sep. Acct.    Form        Notes
----                 ----------- -------------------  -------- ----------------
Group America Plus    033-27242  Paragon Life &       Form S-6 Great-wested
50405 Group &                    Separate Account A            2002
Individual VL                    811-05382

AFIS 50406 Group &    033-18341                       Form N-6 Group & Individ.
Individual VL

Separate Account B of Paragon Life                (CIK No. 0000897956)


Scudder Direct 50407,  033-75778 Paragon Life &       Form N-6 Group & Individ.
Multi Manager Direct             Separate Account B
50452, Multi Manager             811-07534
II 50453

Scudder Commission     033-58796                      Form N-6 Group & Individ.
50407, Multi Manager
Commission 50451,
Morgan Stanley 50450,
Putnam 50455, MFS
50456, Multi Manager
Aon 50457

Separate Account C of Paragon Life                (CIK No. 0000911375)


Fidelity Direct 50408  033-67970 Paragon Life &       Form N-6 Group & Individ.
Group & Individual VL            Separate Account C
                                 811-07982

Fidelity Comission     033-75776                      Form N-6 Group & Individ.
50413 Group &
Individual VL

Separate Account D of Paragon Life                (CIK No. 0001046407)


Joint Survivor VUL     333-80393 Paragon Life &       Form S-6 Great-wested
50415 (JSVUL)                    Separate Account D            2002
                                 811-08385

Individual VL 50414    333-36515                      Form N-6 Great-wested,
(IVUL)                                                         last pro 5/1/03

                    General American Life Insurance Company

                               Power of Attorney

                               James P. Bossert
                  Vice President and Chief Financial Officer

   KNOW ALL MEN BY THESE PRESENTS, that I, Vice President and Chief Financial Officer of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed in the attached Appendix A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of April, 2006.


                                                  /s/ James P. Bossert
                                                  ------------------------------
                                                  James P. Bossert

APPENDIX A

Paragon Life Insurance Company

Separate Account A of Paragon Life                (CIK No. 0000824725)

Name                 SEC File No Issuer & Sep. Acct.    Form        Notes
----                 ----------- -------------------  -------- ----------------
Group America Plus    033-27242  Paragon Life &       Form S-6 Great-wested
50405 Group &                    Separate Account A            2002
Individual VL                    811-05382

AFIS 50406 Group &    033-18341                       Form N-6 Group & Individ.
Individual VL

Separate Account B of Paragon Life                (CIK No. 0000897956)


Scudder Direct 50407,  033-75778 Paragon Life &       Form N-6 Group & Individ.
Multi Manager Direct             Separate Account B
50452, Multi Manager             811-07534
II 50453

Scudder Commission     033-58796                      Form N-6 Group & Individ.
50407, Multi Manager
Commission 50451,
Morgan Stanley 50450,
Putnam 50455, MFS
50456, Multi Manager
Aon 50457

Separate Account C of Paragon Life                (CIK No. 0000911375)


Fidelity Direct 50408  033-67970 Paragon Life &       Form N-6 Group & Individ.
Group & Individual VL            Separate Account C
                                 811-07982

Fidelity Comission     033-75776                      Form N-6 Group & Individ.
50413 Group &
Individual VL

Separate Account D of Paragon Life                (CIK No. 0001046407)


Joint Survivor VUL     333-80393 Paragon Life &       Form S-6 Great-wested
50415 (JSVUL)                    Separate Account D            2002
                                 811-08385

Individual VL 50414    333-36515                      Form N-6 Great-wested,
(IVUL)                                                         last pro 5/1/03